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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A          SERVICER CERTIFICATE FOR JANUARY 1998    EXHIBIT 99.2

$304,203,000   Class A 6.85% Asset Backed Notes
$26,452,783    Class B Fixed Rate Asset Backed Notes
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
Transfer (Payment) Date                                                                             20-Feb-98
Collection Period Begin Date                                                                        01-Jan-98
Collection Period End Date                                                                          31-Jan-98
Days in accrual period (30/360)                                                                            30
Month(s) in Revolving Period                                                                                9

Part I -- Monthly Data Input

Deposits to Collection Account                                                                 $10,969,170.10
     Collections Allocable to Principal Funding Account                                         $8,901,382.62
     Collections Allocable to Interest Payment Account                                          $2,067,787.48

Miscellaneous Data
     Initial Pool Balance                                                                     $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                      $330,655,783.00
      Subsequent Receivables Purchased                                                          $8,948,995.27
     Current APR of Pool                                                                                 8.19%
     Remaining Residual Amount                                                                  $1,435,488.18
     Obligor Over-Concentration Amount                                                                  $0.00
     Cumulative Net Losses                                                                              $0.00
     Deliquencies - 60 to 90 Days                                                                       $0.00
     Deliquencies - Over 90 Days                                                                  $289,671.00
     Realized Losses (Current Period)                                                                   $0.00
     Recoveries                                                                                         $0.00
     Acquired Receivables - Transferor (Current Period)                                                 $0.00
     Acquired Receivables - Servicer (Current Period)                                                   $0.00
     Investment Earnings
       Collection Account                                                                          $43,418.80
       Principal Funding Account                                                                      $127.66
       Reserve Account                                                                             $21,004.74
     Total Investment Earnings                                                                     $64,551.20
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Part II -- Summary

Total Principal Balance of Notes (Beginning of Period)                                        $330,655,783.00
       Class A Note Beginning Principal Balance                                               $304,203,000.00
       Class B Note Beginning Principal Balance                                                $26,452,783.00

Total Principal Balance of Notes (End of Period)                                              $330,655,783.00
       Class A Note Principal Balance (End of Period)                                         $304,203,000.00
               Class A Note Pool Factor (End of Period)                                             1.0000000
       Class B Note Principal Balance (End of Period)                                          $26,452,783.00
               Class B Note Pool Factor (End of Period)                                             1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                  $11,033,721.30

Administration Fee Accrued during this Period                                                         $500.00

Principal Funding Account (PFA)                                                                 $8,969,356.57
       Class A Noteholders' Principal Distributable Amount                                              $0.00
       Class B Noteholders' Principal Distributable Amount                                              $0.00

Interest Payment Account (IPA)                                                                  $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                                       $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                         $151,001.30

Servicing Fees Accrued during this Period                                                         $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                        $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                 $0.00
       Deposits to Reserve Account from PFA/IPA                                                         $0.00

       Ending Reserve Account Balance                                                           $4,742,046.01

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
       Part III -- Servicing Calculations

       Initial Pool Balance                                                                   $330,655,783.00
       Pool Balance (Beginning of Collection Period)                                          $330,655,783.00
       Pool Balance (End of Collection Period)                                                $330,655,783.00

       Total Collections                                                                       $11,033,721.30
            Collections Allocable to Principal Funding Account                                  $8,901,382.62
            Collections Allocable to Interest Payment Account                                   $2,067,787.48
       Prior Principal Funding Account Balance                                                     $67,973.95
       Recoveries                                                                                       $0.00
       Investment Income for the Period                                                            $64,551.20

       Principal Funding Account (PFA)                                                          $8,969,356.57
       Interest Payment Account (IPA)                                                           $2,132,338.68

       Principal Distributable Amount                                                           $8,969,356.57

       1.  Trigger Tests

       (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                        NO
       (b)  Has the Reserve Account been below the Specified Reserve Account Balance for
              3 consecutive months                                                                 NO
       (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for
              3 consecutive months                                                                 NO
       (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?         NO
               Has an Early Amortization Event Occurred?                                           NO

       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                               $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                                   0.00%
       Class A Noteholders' Principal Distributable Amount                                              $0.00

       Class B Note Beginning Principal Balance                                                $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                                   0.00%
       Class B Noteholders' Principal Distributable Amount                                              $0.00

       Interest Accrued on Class A Notes        6.85%                                           $1,736,492.13
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Class A Interest Distributable Amount                                       $1,736,492.13

       Interest Accrued on Class B Notes        6.85%                                             $151,001.30
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Class B Interest Distributable Amount                                         $151,001.30

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                           $2,132,338.68

               Servicing Fee Shortfall (Previous Period)                                                $0.00
               Servicing Fees Accrued during this Period               0.50%                      $137,773.24
               Servicing Fees Paid this Period from IPA                                           $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                                     $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                       $0.00
               Servicing Fee Shortfall (Current Period)                                                 $0.00

       Remaining Interest Payment Account (IPA)                                                 $1,994,565.44

               Administration Fee Shortfall (Previous Period)                                           $0.00
               Administration Fee Accrued during this Period       $500/mon                           $500.00
               Administration Fee Paid this Period from IPA                                           $500.00
               Preliminary Administration Fee Shortfall (Current Period)                                $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                       $0.00
               Administration Fee Shortfall (Current Period)                                            $0.00

       Remaining Interest Payment Account (IPA)                                                 $1,994,065.44
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
               Noteholders' Class A Interest Carryover Shortfall (Previous Period)                      $0.00
               Interest Due (in Arrears) on above Shortfall                                             $0.00
               Interest Accrued on Class A Notes this period                                    $1,736,492.13
               Noteholders' Class A Interest Distributable Amount from IPA                      $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)           $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                       $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                       $0.00

       Remaining Interest Payment Account (IPA)                                                   $257,573.31

               Deposit to Reserve Account (from IPA)                                                    $0.00

       Remaining Interest Payment Account (IPA)                                                   $257,573.31

               Deposit to Principal Funding Account (from IPA)                                          $0.00
               Receipt from Reserve Account for shortfall                                               $0.00
       Remaining Interest Payment Account (IPA)                                                   $257,573.31

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)                      $0.00
               Interest Due (in Arrears) on above Shortfall                                             $0.00
               Interest Accrued on Class B Notes this period                                      $151,001.30
               Noteholders' Class B Interest Distributable Amount from IPA                        $151,001.30
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                       $0.00

       Remaining Interest Payment Account (IPA)(to the Transferor)                                $106,572.01

       Principal Funding Account (PFA)(including addition, if any, from IPA)                    $8,969,356.57

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                              $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA                        $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                       $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00

       Remaining Principal Funding Account (PFA)                                                $8,969,356.57

               Deposit to Reserve Account (from PFA)                                                    $0.00

       Remaining Principal Funding Account (PFA)                                                $8,969,356.57

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                              $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA                        $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00

       Remaining Principal Funding Account                                                      $8,969,356.57
       Amount to Transferor to purchase Subsequent Receivables                                  $8,948,995.27
       Ending Principal Funding Account Balance                                                    $20,361.30

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                                        $4,742,046.01

       Distribution from Reserve Account                                                                $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                         $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall                    $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)           $0.00

       Preliminary Reserve Account Balance                                                      $4,742,046.01

               Deposit to Reserve Account (from IPA)                                                    $0.00

       Preliminary Reserve Account Balance                                                      $4,742,046.01
       Distribution from Reserve Account                                                                $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
               Transfer to PFA for Realized Losses                                                      $0.00
       Preliminary Reserve Account Balance                                                      $4,742,046.01
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               Deposit to Reserve Account (from PFA)                                                    $0.00

       Preliminary Reserve Account Balance                                                      $4,742,046.01

       Specified Reserve Account Balance                                                        $4,742,046.01
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of Collection Period plus     1.00%           $4,742,046.01
       (b)  Class A Principal Balance (End of Period)                                         $304,203,000.00

       Is the Reserve Account greater than or equal to the Specified Reserve Account Balance        YES

       Excess Amount in Reserve Account released to Transferor                                          $0.00

       Ending Reserve Account Balance                                                           $4,742,046.01

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the Specified Reserve
         Account, if any?                                                                          0
       Has the avg of the Trust Yields been less than the avg of the Base Rates over
         3 consecutive months?                                                                     NO
       How many months has the Pool Balance been less than the Note Balance, if any?               0


       6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                       $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                       $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00

               Class A Note Principal Balance (End of Period)                                 $304,203,000.00
               Class B Note Principal Balance (End of Period)                                  $26,452,783.00
               Total Principal Balance of Notes (End of Period)                               $330,655,783.00

               Class A Note Pool Factor (End of Period)     $304,203,000.00                         1.0000000
               Class B Note Pool Factor (End of Period)      $26,452,783.00                         1.0000000
               Total Notes (End of Period)                                                          1.0000000

               Class A Notes Principal Balance at close of Revolving Period                              0.00
               Principal Pool Balance at close of Revolving Period                                       0.00
               Class A Noteholders Percentage at the close of the Revolving Period                       0.00%

               Servicer's Yield                                                                      1,922.97
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